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                                                                   EXHIBIT 10.18

October ___, 1999

Joseph M. Ivey
President & CEO
Building One Services Corporation
110 Cheshire Lane, Suite 210
Minnetonka, MN 55305

Dear Joe,

As you know, Building One Services Corporation ("Building One") is contemplating a merger (the "Merger") with Group Maintenance America Corp. ("GroupMAC"). The purposes of this letter are to indicate to you that both Building One and GroupMAC would like you to continue your employment with the combined company after the Merger is completed and to set forth the material terms of such employment. The terms of your employment with the combined company are described below.  It is anticipated that the combined company will request you to sign an employment agreement to reflect these terms on or prior to completion of the Merger. These terms will only be effective upon completion of the
Merger. All prior agreements relating to your employment with Building One will remain in effect until completion of the Merger.
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A.  Position                    Your title and position will be President & CEO.
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B.  Base Salary                 Your Base Salary will be changed to $425,000
                                per year.
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C.  Bonus                       You will be entitled to participate in a new
                                incentive bonus plan for fiscal year 2000 and
                                beyond with the potential to receive up to
                                120% of your Base Salary.  Your bonus through
                                December 31, 1999 will be determined under
                                Building One's existing bonus plan.
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D.  Covenant Not to Compete     Your employment agreement will contain a
                                covenant by you not to compete with the
                                combined company.  This covenant will apply
                                while you are an employee of the combined
                                company and will extend for a minimum of one
                                year after your termination regardless of the
                                nature of your termination.  The covenant may
                                extend for a longer period under certain
                                circumstances to be set forth in your new
                                employment agreement.
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E.  Other Benefits, Terms and   Your new employment agreement will have other
    Conditions                  terms and conditions which will afford you
                                with benefits and other rights that are at
                                least equal to or better than the benefits and
                                other rights that you have now.
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F.  Term                        The term of your new employment agreement will
                                be three years from the date of completion of the Merger.
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If the Merger is not completed by March 31, 2000, this letter agreement will automatically terminate without any action on the part of Building One or you.

If you agree with the terms described above, please sign and date this letter in the space provided below.

                                Very truly yours,

                                BUILDING ONE SERVICES CORPORATION


                                By:_________________________________________
                                     Joseph M. Ivey
                                     President and Chief Executive Officer

ACCEPTED AND AGREED
This ___ day of October, 1999.


______________________________
Joseph M. Ivey